                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 18, 2005

                             Lehman ABS Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  333-116432                 13-3447441
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)            Identification No.)

     745 Seventh Avenue, 7th Floor
           New York, New York                                     10019
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 526-7000

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Item 8.01. Other Events
                   ------------

                  Mayer, Brown, Rowe & Maw LLP has been retained by this
Registrant as counsel in connection with the issuances from time to time of securities under this Registration Statement (Commission File No. 333-116432) in
connection with various transactions. Legal opinions by Mayer, Brown, Rowe & Maw
LLP are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

        Item 9.01. Financial Statements and Exhibits
                   ---------------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            5.1      Opinion of Mayer, Brown, Rowe & Maw LLP as to legality
                     (including consent of such firm).

            8.1      Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax
                     matters (included in Exhibit 5.1)(including consent of such firm included in Exhibit 5.1).

            23.1     Consent of Mayer, Brown, Rowe & Maw LLP (included in
                     Exhibit 5.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN ABS CORPORATION

                                            By:  /s/ Thomas J. O'Hara
                                                ------------------------------
                                                Name: Thomas J. O'Hara
                                                Title: Senior Vice President

Dated:  August 18, 2005